EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Surmodics, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Timothy J. Arens, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 20, 2024	Signature:	/s/ Timothy J. Arens
Timothy J. Arens
Senior Vice President of Finance and
Chief Financial Officer